                                                                    Exhibit 21.1

                         TARRAGON REALTY INVESTORS, INC
                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries and partnership interests of Tarragon Realty Investors, Inc and the state or other jurisdiction of organization or incorporation:


                                                                                            Jurisdiction
                                                                                            of Organization
Name of Entity                                                                              or Incorporation
------------------------------------------------------------------------------------------------------------
1200 Grand Street Urban Renewal, LLC                                                             NEW JERSEY
1300 Grand Street Urban Renewal, LLC                                                             NEW JERSEY
5600 Collins Avenue, LLC                                                                         FLORIDA
5600 GP, Inc.                                                                                    FLORIDA
Acadian Place Apartments, L.L.C.                                                                 LOUISIANA
Acadian Place Holdings, L.L.C.                                                                   LOUISIANA
Accord Properties Associates, L.L.C.                                                             CONNECTICUT
Alta Marina, LLC                                                                                 FLORIDA
Alta Mar Development, LLC                                                                        FLORIDA
Aspentree National Associates, L.P.                                                              TEXAS
Balsam Acquisitions, L.L.C.                                                                      DELAWARE
Bayfront National Associates, L.P.                                                               TEXAS
Carlyle Tower National Associates Limited Partnership                                            MICHIGAN
Celebration Tarragon, LLC                                                                        FLORIDA
Collegewood Property, Inc.                                                                       FLORIDA
Consolidated Capital Properties II, a Texas Limited Partnership                                  TEXAS
Cornell National, L.C.                                                                           CALIFORNIA
Creekwood Apartment Owners, L.L.C.                                                               FLORIDA
Emerson Center Company                                                                           GEORGIA
Forest Oaks National, Inc.                                                                       TEXAS
Forest Park Tarragon, L.L.C.                                                                     CONNECTICUT
Fountainhead Apartments-National, Ltd.                                                           FLORIDA


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

                                                        Exhibit 21.1 (Continued)

                                                                                            Jurisdiction
                                                                                            of Organization
Name of Entity                                                                              or Incorporation
------------------------------------------------------------------------------------------------------------
Fountainhead, Inc.                                                                               FLORIDA
French Villa Apartments, L.L.C.                                                                  OKLAHOMA
French Villa National Associates Limited Partnership                                             OKLAHOMA
Guardian Equities, Inc.                                                                          FLORIDA
Half Moon Harbour Tarragon LLC                                                                   NEW JERSEY
Heather Limited Partnership                                                                      MARYLAND
Heron Cove National, Inc.                                                                        FLORIDA
Houston Highway South, L.P.                                                                      TEXAS
J.S. Acquisition Corp.                                                                           NEVADA
Kirklevington Apartments I, L.L.C.                                                               KENTUCKY
Lake Point National, Inc.                                                                        TENNESSEE
Lamplighter Associates, Ltd.                                                                     GEORGIA
Liberty Building Mgr., Inc.                                                                      CONNECTICUT
Marina Park National Partners                                                                    FLORIDA
Martin's Landing Associates, Ltd.                                                                GEORGIA
Meadow Brook Apartments, L.L.C.                                                                  LOUISIANA
Midway Mills Partners, L.P.                                                                      TEXAS
Morningside National, Inc.                                                                       FLORIDA
Mountain View National, Inc.                                                                     NEVADA
Murfreesboro Tarragon II, LLC                                                                    TENNESSEE
Mustang Creek National, L.P.                                                                     TEXAS
Mustang National, Inc.                                                                           TEXAS
National Income Realty Investors, Inc.                                                           NEVADA
National Omni Associates, L.P.                                                                   DELAWARE
North Property Tarragon, Ltd.                                                                    FLORIDA
Observatory Partners, L.P.                                                                       TEXAS
Orlando Central Park Tarragon, L.L.C.                                                            FLORIDA
Palm Court Apartment Owners, Inc.                                                                FLORIDA
Paramus Tarragon, L.L.C.                                                                         NEW JERSEY
Parkdale Gardens National Corp.                                                                  TEXAS
PB Acquisition Corp.                                                                             NEVADA
Pinecrest Village Condominium, Inc.                                                              FLORIDA
Plantation Bay Apartments, L.L.C.                                                                FLORIDA
Pomeroy Tarragon, LLC                                                                            CONNECTICUT
Rancho Sorrento Leasing Corp.                                                                    NEVADA
Regency Green National Corp.                                                                     NEVADA
Regent Circle, L.L.C.                                                                            FLORIDA
Riverhouse Tarragon, L.L.C.                                                                      DELAWARE
Silver Creek Apartments, Ltd.                                                                    FLORIDA
SO. Elms National Associates Limited Partnership                                                 OKLAHOMA
Stewart Square National, Inc.                                                                    NEVADA
Summit on the Lake Associates, Ltd.                                                              TEXAS
Tampa Palms Tarragon, L.L.C.                                                                     FLORIDA
Tarragon Briarwest Partners                                                                      TEXAS
Tarragon Briarwest, Inc.                                                                         TEXAS
Tarragon Brooks, L.P.                                                                            TEXAS
Tarragon Development Corporation                                                                 NEVADA
Tarragon Diamond Loch, Inc.                                                                      TEXAS
Tarragon Huntsville Apartments, L.L.C.                                                           ALABAMA
Tarragon IHM Holding Company, LLC                                                                FLORIDA

                                                                                            Jurisdiction
                                                                                            of Organization
Name of Entity                                                                              or Incorporation
------------------------------------------------------------------------------------------------------------
Tarragon Lake Point Partnership                                                                  TENNESSEE
Tarragon Limited, Inc.                                                                           NEVADA
Tarragon Management, Inc.                                                                        TEXAS
Tarragon Mariner Plaza, Inc.                                                                     FLORIDA
Tarragon Merritt 8, Inc.                                                                         CONNECTICUT
Tarragon Mortgage Company, LLC                                                                   FLORIDA
Tarragon O'Hare Office Park, Inc.                                                                ILLINOIS
Tarragon South Development Corp.                                                                 NEVADA
Tarragon Stratford, Inc.                                                                         CONNECTICUT
Tarragon Time Square I, L.P.                                                                     TEXAS
Tarragon Time Square, Inc.                                                                       TEXAS
Tarragon Turtle, Inc.                                                                            TEXAS
Tarragon University I, L.P.                                                                      TEXAS
Tarragon University, Inc.                                                                        TEXAS
Tarragon Venetian Bay, Inc.                                                                      FLORIDA
Temple Terrace Tarragon, L.L.C.                                                                  FLORIDA
Texas National Construction, Inc.                                                                TEXAS
Travis Garritt Real Estate, Inc.                                                                 TEXAS
TRI Antelope, Inc.                                                                               NEVADA
TRI Woodcreek, Inc.                                                                              NEVADA
Tuscany Tarragon, LLC                                                                            FLORIDA
Vinland Aspentree, Inc.                                                                          TEXAS
Vinland Holly House, Inc.                                                                        FLORIDA
Vinland Oakbrook, Inc.                                                                           TEXAS
Vinland Park 20, Inc.                                                                            FLORIDA
Vinland Property Investors, Inc.                                                                 NEVADA
Vinland Riverside Partners, L.P.                                                                 TEXAS
Vintage Legacy Lakes National, L.P.                                                              TEXAS
Vintage National, Inc.                                                                           TEXAS
Vista Lakes Tarragon, L.L.C.                                                                     FLORIDA
Vistas at Lake Worth Limited Partnership                                                         TEXAS
West Dale National Associates, L.P.                                                              TEXAS
West Property Tarragon, LTD                                                                      FLORIDA
Woodbrier National, L.P.                                                                         OKLAHOMA
Woodcreek National, L.C.                                                                         FLORIDA



100 East Las Olas, Ltd., a Florida limited partnership  (69.50%)                                 FLORIDA
601 Ninth Street Development, L.L.C.  (50.00%)                                                   NEW JERSEY
900 Monroe Development LLC (90.00%)                                                              NEW JERSEY
Adams Street Development, L.L.C. (40.00%)                                                        NEW JERSEY
Ansonia Apartments, L.P. 70.00%                                                                  DELAWARE
           Ansonia Acquisitions I, L.L.C.                                                        CONNECTICUT
           Ansonia Acquisitions II, L.L.C.                                                       CONNECTICUT
           Ansonia Acquisitions III, L.L.C.                                                      CONNECTICUT
           Ansonia Acquisitions IV, L.L.C.                                                       CONNECTICUT
              Dogwood Hills Mgr., Inc.                                                           CONNECTICUT
                Dogwood Hills Apartments, L.L.C.                                                 CONNECTICUT
              Emerald Pointe Apartments, L.L.C.                                                  CONNECTICUT
              Hamden Center Mgr., Inc.                                                           CONNECTICUT
                Hamden Centre Apartments, L.L.C.                                                 CONNECTICUT
              Gull Harbor Apts, L.LC.                                                            CONNECTICUT
              Ocean Beach MGR, Inc.                                                              CONNECTICUT
                Ocean Beach Apartments, L.L.C.                                                   CONNECTICUT
           Ansonia Acquisitions V, L.L.C.                                                        CONNECTICUT
           Autumn Ridge Partners                                                                 CONNECTICUT
           Meriden East Partners                                                                 CONNECTICUT
Ansonia Liberty, L.L.C.   (90.00%)                                                               CONNECTICUT
Antelope Pines Estates, L.P.   (49.00%)                                                          CALIFORNIA
Block 88 Development, L.L.C. (40.00%)                                                            NEW JERSEY
Block 99/102 Development, L.L.C. (40.00%)                                                        NEW JERSEY
       Block 102 Development LLC (100.00%)                                                       NEW JERSEY
Calistoga Ranch Owners, L.L.C.   (5.00%)                                                         CALIFORNIA
CR Tarragon Palm Springs, L.L.C. (25.00%)                                                        CALIFORNIA
Danforth Apartment Owners, L.L.C.   (99.00%)                                                     FLORIDA

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


                                                        Exhibit 21.1 (Continued)

                                                                                            Jurisdiction
                                                                                            of Organization
Name of Entity                                                                              or Incorporation
------------------------------------------------------------------------------------------------------------
East Las Olas, Ltd., a Florida limited partnership  (69.50%)                                     FLORIDA
English Village Partners, a California limited partnership  (90.00%)                             CALIFORNIA
Fenwick Tarragon Apartments, L.L.C. (70.00%)                                                     SOUTH CAROLINA
Guardian Alexandria Pointe Holdings, LLC (80.00%)                                                FLORIDA
       Alexandria Pointe, LC (50.00%)                                                            FLORIDA
Guardian Forest Ridge Partners Holdings, LLC (50.00%)                                            FLORIDA
       Forest Ridge Partners, LC (50.00%)                                                        FLORIDA
Guardian-Jupiter Partners, Ltd.  (70.00%)                                                        FLORIDA
Guardian Rock Springs Road Holdings, LLC (80.00%)                                                FLORIDA
       Rock Springs Road, LC (50.00%)                                                            FLORIDA
Guardian Smokey Mountain Ridge Holdings, LLC (65.00%)                                            FLORIDA
       Smokey Mountain Ridge, LLC (50.00%)                                                       FLORIDA
Guardian Southridge Pointe Holdings, LLC (80.00%)                                                FLORIDA
       Southridge Pointe, LC (50.00%)                                                            FLORIDA
Guardian Venetian Bay Holdings, LLC (80.00%)                                                     FLORIDA
       Venetian Bay Village, LLC (70.00%)                                                        FLORIDA
Guardian Victoria Hills Holdings, LLC (80.00%)                                                   FLORIDA
       Victoria Hills, LC (50.00%)                                                               FLORIDA
Guardian Wekiva Crest Holdings, LLC (80.00%)                                                     FLORIDA
       Wekiva Crest, LC (50.00%)                                                                 FLORIDA
Guardian Woods at Southridge Holdings, LLC (80.00%)                                              FLORIDA
       Woods at Southridge, LC (50.00%)                                                          FLORIDA
Lake Sherwood Partners, L.L.C.  (70.00%)                                                         FLORIDA
Larchmont Associates Limited Partnership  (20.00%)                                               MARYLAND
M8CP, Inc.  (50.00%)                                                                             CONNECTICUT
       Merritt 8 Acquisitions, L.L.C. (1.00%)                                                    CONNECTICUT
MC, LLC (50.00%)                                                                                 FLORIDA
       Metropolitan Sarasota, Ltd. (1.00%)                                                       FLORIDA
Merritt 8 Acquisitions, L.L.C.  (79.50%)                                                         CONNECTICUT
MSCP, Inc.  (50.00%)                                                                             CONNECTICUT
       Merritt Stratford, L.L.C. (1.00%)                                                         FLORIDA
Merritt Stratford, L.L.C.  (49.50%)                                                              CONNECTICUT
Metropolitan Sarasota, Ltd. (69.50%)                                                             FLORIDA
Newport / Plantation Property, L.C.  (90.00%)                                                    FLORIDA
Omni Equities Corporation  (50.00%)                                                              FLORIDA
       One Las Olas, Ltd. (1.00%)                                                                FLORIDA
Omni Equities North Corporation (50.00%)                                                         FLORIDA
       100 East Las Olas, Ltd., a Florida limited partnership (1.00%)                            FLORIDA
       East Las Olas, Ltd., a Florida limited partnership (1.00%)                                FLORIDA
One Las Olas, Ltd.  (67.02%)                                                                     FLORIDA
Palm Grove Gardens, Ltd.  (90.00%)                                                               FLORIDA
Summit / Tarragon Murfreesboro, L.L.C.   (70.00%)                                                TENNESSEE
Tarragon 820, L.P.  (90.00%)                                                                     TEXAS
Tarragon Calistoga, L.L.C.  (80.00%)                                                             NEVADA
Tarragon Development Company, L.L.C.  (50.00%)                                                   DELAWARE
       Lake Lotta Apartments, L.L.C. (100.00%)                                                   FLORIDA
       RI Panama City, Ltd. (99.00%)                                                             FLORIDA
       RI Windsor, Ltd. (99.00%)                                                                 FLORIDA
       Tarragon Savannah I, L.L.C.   (99.99%)                                                    GEORGIA
       Tarragon Savannah II, L.L.C.   (99.99%)                                                   GEORGIA
       Tarragon Stoneybrook Apartments, L.L.C. (100.00%)                                         FLORIDA
       Vineyard at Eagle Harbor, L.L.C.   (99.99%)                                               FLORIDA
Thirteenth Street Development, L.L.C.   (50.00%)                                                 NEW JERSEY
Warwick Grove Company, LLC (50.00%)                                                              NEW YORK
Woodcreek Garden Apartments, a California limited partnership  (49.00%)                          CALIFORNIA

                                      107